SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2018

KELVIN MEDICAL, INC.
(Exact name of Company as specified in its charter)

Nevada	000-55856	81-2552488
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10930 Skyranch Place Nevada City, California 95959
(Address of principal executive offices)

(530) 388-8706
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER INFORMATION

Letter to our Shareholders

We recently filed a Form 8-K with information relative to a temporary suspension imposed by the Securities and Exchange Commission on trading of our stock.  We are in the process of addressing the concerns voiced by the SEC and are posting this letter to our Shareholders, attached to this Form 8-K as an exhibit.

Our Mission

To impact global health and well-being, using diagnostics and individualized recommendations, through a new generation of telehealth wearable technologies.

For more information, please visit http://www.kelvinmedical.com/

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No. Description

99.1                                            Letter to our Shareholders

Forward-Looking Statements

Legal Notice Regarding Forward-Looking Statements in this news release that are not historical facts are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements are based on current facts and analyses and other information that are based on forecasts of future results, estimates of amounts not yet determined, and assumptions of management. Forward looking statements are generally, but not always, identified by the words "expects", "plans", "anticipates", "believes", "intends", "estimates", "projects", "aims", "potential", "goal", "objective", "prospective", and similar expressions or that events or conditions "will", "would", "may", "can", "could" or "should" occur. Information concerning oil or natural gas reserve estimates may also be deemed to be forward looking statements, as it constitutes a prediction of what might be found to be present when and if a project is actually developed.

Actual results may differ materially from those currently anticipated due to a number of factors beyond the reasonable control of the Company. It is important to note that actual outcomes and the Company's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include misinterpretation of data, the uncertainty of the requirements demanded by governmental agencies, the Company's ability to raise financing for operations, breach by parties with whom we have contracted, inability to maintain qualified employees or consultants because of compensation or other issues, and successful completion of development programs. Additional information on risks for the Company can be found in the Company's periodic filings filed from time to time with US Securities and Exchange Commission at www.sec.gov.

This release does not constitute or form a part of any offer or solicitation to purchase or subscribe for securities in the United States.

Media Inquiries
Kelvin Medical, Inc.
http://www.kelvinmedial.com
media.relations@kelvinmedical.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELVIN MEDICAL, INC.

Date: April 2, 2018
By:  /s/William Mandel
        William Mandel, President
3